UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-14768	NSTAR	04-3466300
800 Boylston Street
Boston, Massachusetts 02199
Telephone (617) 424-2000

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Furnished herewith as Exhibit 99.1 is NSTAR’s press release reporting the third quarter of 2003 financial results.

Filed herewith as Exhibit 99.2 are NSTAR’s Condensed Consolidated Statements of Income for the quarters ended September 30, 2003 and 2002, Condensed Consolidated Balance Sheets at September 30, 2003 and December 31, 2002 and third quarter energy sales data.

Item 12.  Results of Operations and Financial Condition

On October 23, 2003, NSTAR issued a press release reporting its third quarter of 2003 financial results.  The press release is included as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR
(Registrant)
Date: October 23, 2003	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller
and Chief Accounting Officer